[THE ARBITRAGE FUND LOGO]

                         A SERIES OF THE ARBITRAGE FUNDS

                          41 Madison Avenue, 28th Floor
                            New York, New York 10010

                                   PROSPECTUS
                                 OCTOBER 1, 2008

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE
SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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

THE ARBITRAGE FUND

The Arbitrage Funds currently offers one fund series to investors--The Arbitrage Fund (the "Fund"). The Fund's investment objective is to achieve capital growth by engaging in merger arbitrage.

The Fund offers two classes of shares, Class R and Class I. The Classes differ only in their ongoing fees and investment eligibility requirements.

This Prospectus has the information about the Fund that you should know before investing. Please read it carefully and keep it with your investment records.

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ADVISER

Water Island Capital, LLC
41 Madison Avenue, 28th Floor
New York, New York 10010

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                                TABLE OF CONTENTS

RISK/RETURN SUMMARY .......................................................    3

FEES AND EXPENSES .........................................................    6

ADDITIONAL IMPORTANT INFORMATION REGARDING FUND EXPENSES AND DIVIDENDS ON
SHORT POSITIONS ...........................................................    7

INVESTMENT OBJECTIVE, POLICIES AND RISKS ..................................    8

THE ADVISER ...............................................................   11

DISTRIBUTION ARRANGEMENTS .................................................   12

NET ASSET VALUE ...........................................................   12

HOW TO PURCHASE SHARES ....................................................   13

REDEMPTIONS ...............................................................   15

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS ...................................   19

FINANCIAL HIGHLIGHTS ......................................................   20

RISK RETURN SUMMARY
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INVESTMENT OBJECTIVE

The Fund seeks to achieve capital growth by engaging in merger arbitrage.

PRINCIPAL INVESTMENT STRATEGIES

In attempting to achieve its objective, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both domestic and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Equity securities include common and preferred stock. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of corporate reorganizations. The Adviser uses investment strategies designed to minimize market exposure including short selling and purchasing and selling options. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

o MERGER ARBITRAGE RISKS: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

o HIGH PORTFOLIO TURNOVER RISKS: The Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

o BORROWING RISKS: Because the Fund may borrow money from banks to purchase securities of companies involved in reorganizations, the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. This can cause the price of its shares to be more volatile than if the Fund did not borrow money. Borrowing also increases the Fund's expenses because of the interest the Fund must pay on borrowed money, and any fees the Fund must pay to maintain a line of credit.

o SHORT SALE/PUT AND CALL OPTIONS RISKS: The Fund may engage in various hedging practices, which by definition entail substantial risks. As stated above, the approach the Fund generally will use involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. But if an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when the Fund desires.

o FOREIGN INVESTMENT RISK: The Fund's investments in foreign securities may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

PERFORMANCE OF CLASS R SHARES

                                   [BAR CHART]

 2001    2002    2003    2004    2005    2006    2007
------  ------  ------  ------  ------  ------  ------
8.95%   9.27%   15.18%  0.57%   -0.24%  5.87%   7.14%

During the period shown in the bar chart, the highest return for a quarter was 6.21% during the quarter ended March 31, 2002 and the lowest return for a quarter was -3.65% during the quarter ended September 30, 2004.

The year-to-date return of the Fund's Class R shares through June 30, 2008 is (2.65)%.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance of Class I shares will differ from that shown above to the extent that the Classes do not have the same expenses or inception dates.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

The tables on the next page show how the Fund's average annual total returns for Class R shares and Class I shares compare with those of the Standard & Poor's 500 Index. The table for Class R shares also presents the impact of taxes on the Fund's returns. After-tax returns are shown for Class R shares only and after-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

                                                 One    Five    Since Inception
                                                Year   Years   (Sept. 17, 2000)
                                                ----   -----   ----------------
THE ARBITRAGE FUND (Class R)
      Class R Return Before Taxes ...........   7.14%   5.56%        6.44%
      Class R Return After Taxes
         on Distributions ...................   4.75%   4.23%        5.25%
      Class R Return After Taxes
         on Distributions and Sale
         of Fund Shares .....................   4.69%   4.01%        4.87%
STANDARD & POOR'S 500 INDEX*
   (reflects no deduction for fees,
   expenses, or taxes) ......................   5.49%  12.83%        1.95%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

                                                        One    Since Inception
                                                        Year   (Oct. 17, 2003)
                                                        ----   ---------------
THE ARBITRAGE FUND (Class I)
      Class I Return Before Taxes ...........           7.48%         4.03%
STANDARD & POOR'S 500 INDEX*
   (reflects no deduction for fees,
   expenses, or taxes) ......................           5.49%        10.57%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

FEES AND EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                             Class R   Class I
                                                              Shares    Shares
                                                             -------   -------
Sales Charge (Load) Imposed on Purchases .................     None       None
Deferred Sales Charge (Load) .............................     None       None
Sales Charge (Load) Imposed on Reinvested Dividends ......     None       None
Redemption Fee(1) ........................................        2%*        2%*

* The redemption fee is imposed only on redemptions of shares WITHIN 90 DAYS OF THE DATE OF PURCHASE and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

ANNUAL FUND OPERATING EXPENSES (fees paid directly from your Investment)

                                                             Class R   Class I
                                                              Shares    Shares
                                                             -------   -------
Management Fees(2) .......................................      1.25%     1.25%
Distribution and/or Service (12b-1) Fees .................      0.25%     None
Other Expenses ...........................................      0.94%     0.94%
   Dividends on Short Positions ..........................      0.48%     0.48%
   All Remaining Other Expenses ..........................      0.46%     0.46%
   Acquired Fund Fees and Expenses(3) ....................        --%       --%
                                                             -------   -------

Total Annual Fund Operating Expenses, Including Effect
   of Dividends on Short Positions .......................      2.44%     2.19%
Less Fee Waivers .........................................    (0.08)%   (0.08)%
Net Expenses, Including Effect of Dividends on Short
   Positions(2) ..........................................      2.36%     2.11%
                                                             ========    =======

(1) A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $15.

(2) Effective October 1, 2007, the Fund pays an annual fee that varies based on the amount of the Fund's net assets. The Fund will pay an annual fee of 1.25% on the first $250 million of its average daily net assets, 1.20% on the next $50 million of its average daily net assets, 1.15% on the next $50 million of its average daily net assets, 1.10% on the next $75 million of its average daily net assets, 1.05% on the next $75 million of its average daily net assets and 1.00% on its average daily net assets in excess of $500 million. For the first four months of the fiscal year ended May 31, 2008, the Management Fee was 1.50%.

      The Adviser has entered into an Expense Waiver and Reimbursement Agreement with the Fund under which the Adviser has agreed, until at least August 31, 2012, to waive its fees and absorb expenses, excluding taxes, interest, dividends on short positions and Acquired Fund Fees and Expenses, to the extent that Annual Fund Operating Expenses exceed 1.88% of average daily net assets for Class R shares and 1.63% of average daily net assets for Class I shares. The Adviser can recapture any expenses or fees it has waived or reimbursed after October 1, 2007 within a three-year period subject to the applicable cap of 1.88% for Class R shares and 1.63% for Class I shares.

      Previously, the Adviser had agreed, until at least August 31, 2012, to waive its fees and absorb expenses, excluding taxes, interest and dividends on short positions, to the extent that Annual Fund Operating Expenses exceeded 1.95% of average daily net assets for Class R shares and 1.70% of average daily net assets for Class I shares. The Adviser cannot recapture any expenses or fees it waived or reimbursed prior to October 1, 2007 under this prior agreement.

(3) The Fund indirectly bears a pro rata share of the fees and expenses of each underlying fund in which it invests. The Acquired Fund Fees and Expenses were less than one basis point. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements, with the result that the information presented in the expense table will differ from that presented in the financial highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                          1 Year   3 Years   5 Years   10 Years
                                          -------------------------------------
            Class R Shares                $  239   $   736   $ 1,270   $  2,755
            Class I Shares                $  214   $   661   $ 1,144   $  2,501

ADDITIONAL IMPORTANT INFORMATION
REGARDING FUND EXPENSES AND
DIVIDENDS ON SHORT POSITIONS
--------------------------------------------------------------------------------

When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider but are similar to finance charges incurred by the Fund in borrowing transactions. Dividends, whether earned by the Fund on long positions, or paid by the Fund on short positions, are taken into account by the Adviser when calculating the return potential of merger arbitrage investments.


Excluding the effect of expenses attributable to dividends on short positions, the Fund's total annual operating expenses (expenses that are deducted from Fund assets) were as set forth below. Please refer to the table in the "Fees and Expenses" discussion on page 6 for details on the Fund's Total Annual Operating Expenses including the effect of expenses attributable to dividends on short positions, and see the accompanying footnotes for details relating to Management Fees, the Expense Waiver and Reimbursement Agreement and Acquired Fund Fees and Expenses.


                                                             Class R   Class I
                                                              Shares    Shares
                                                             -------   -------
Management Fees ..........................................      1.25%     1.25%
Distribution and/or Service (12b-1) Fees .................      0.25%     None
Other Expenses ...........................................      0.46%     0.46%
   All Remaining Other Expenses ..........................      0.46%     0.46%
   Acquired Fund Fees and Expenses .......................        --%       --%
                                                             -------   -------

Total Annual Fund Operating Expenses, Excluding Effect
   of Dividends on Short Positions .......................      1.96%     1.71%
Less Fee Waivers .........................................    (0.08)%   (0.08)%
Net Expenses, Including Effect of Dividends on Short
   Positions(2) ..........................................      1.88%     1.63%
                                                             ========    =======

INVESTMENT OBJECTIVE,
POLICIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital growth by engaging in merger arbitrage.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

To achieve its investment objective, the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities of companies (both domestic and foreign) involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spinoffs, liquidations and other types of corporate reorganizations (all referred to as "corporate reorganizations"). Equity securities include common and preferred stock.

Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. It is a highly specialized investment approach designed to profit from the successful completion of such reorganizations. The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.

The Fund continuously monitors not only the investment positions owned by the Fund, but also other potential mergers and corporate reorganizations. This enables the Fund to make timely and informed investment decisions if market prices of other securities adjust enough for the Fund to make new investments for its own portfolio. The Adviser expects the Fund's assets to be diversified in various industries; however if a large percentage (i.e., at least 50%) of mergers taking place within the U.S. are within one industry (e.g. banking or telecommunications) over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time.

The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The Adviser will carefully evaluate all potential arbitrage investment opportunities examining each situation's return characteristics together with its risk profile. As an important part of this investment process, the Fund systematically reduces market exposure by employing various hedging strategies.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. When determining whether to sell or cover a security, the Adviser continuously reviews and rationalizes each investment's risk versus its reward relative to its predetermined exit strategy. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

HEDGING STRATEGIES

The Fund may employ various hedging techniques, such as short selling or engaging in put and call options.

SHORT SALES: The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. The Fund will make these short sales with the intention of later closing out (or covering) the short position with the securities of the acquiring company received when the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

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                              PUT AND CALL OPTIONS
                                  (Definition)

              A short-term contract that gives the purchaser of the
                option the right to sell (put) or buy (call) the underlying security at any time before the option expires in return for a premium.

--------------------------------------------------------------------------------

PUT AND CALL OPTIONS: The Adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the Fund has purchased, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.

The premium received by the Fund for the sale of options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return. Currently, the Adviser does not intend to commit greater than 25% of the Fund's net assets to option strategies.

LEVERAGE THROUGH BORROWING: The Fund may borrow from banks to increase its portfolio holdings of securities on a secured or unsecured basis at fixed or variable interest rates. When borrowing money, the Fund must follow specific guidelines under the Investment Company Act of 1940, which allow the Fund to borrow an amount equal to as much as 50% of the value of its net assets (not including the amount borrowed). The Fund also may borrow money for temporary or emergency purposes, but these borrowings, together with all other borrowings, may not exceed 33% of the value of the Fund's total assets at the time the loan is made.

TEMPORARY INVESTMENTS: The Fund may adopt temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, the Fund may invest temporarily a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities, prime commercial paper, and repurchase agreements for the above securities. To the extent the Fund invests in these temporary investments, the Fund will not achieve its investment objective of growth of capital since these instruments bear interest but do not appreciate in value.

INVESTMENT RISKS

The Fund's investment program involves investment techniques and securities holdings that entail risks, in some cases different from the risks ordinarily associated with investments in equity securities. Some of these risks include:

MERGER ARBITRAGE RISKS: The principal risk associated with the Fund's arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated, or involve a longer time frame than originally contemplated, in which case the Fund may lose money. If a transaction takes a longer time to close than the Fund originally anticipated, the Fund may not realize the level of returns desired.

HIGH PORTFOLIO TURNOVER RISKS: The Fund invests a portion of its assets to seek short-term capital appreciation, which increases portfolio turnover and causes increased brokerage commission costs. A high turnover rate exposes you to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies that emphasize long-term investment strategies and thus have a lower turnover rate.

SHORT SALE/PUT AND CALL OPTIONS RISKS: A substantial percentage of the investments made by the Fund will not lend themselves to hedging strategies and, even when available, these strategies may not be successful. For instance, if an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities. Also, options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include:

o possible imperfect correlation between the price movements of the option and the underlying security,

o the potential lack of a liquid secondary market at any particular time, and

o     possible price fluctuation limits.

BORROWING RISKS: The Fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

FOREIGN INVESTMENT RISKS. The Fund may invest in foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leverage buyouts, spin-offs, liquidations and other corporate reorganizations. These securities may include securities traded primarily in markets outside the United States. Securities issued by foreign governments and foreign corporations, as well as securities traded principally in markets outside the U.S., are subject to greater fluctuation in value and risks than securities of U.S. issuers traded in the U.S. markets. Although the issuers of foreign securities purchased by the Fund are domiciled primarily in major industrialized countries, political changes, changes in taxation, or currency controls could nevertheless adversely affect the values of these investments. Foreign securities are generally denominated in the currency of a foreign country, and are subject to the risk that the currency will decline in value relative to the U.S. dollar.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

The Fund's top ten portfolio holdings in order of position size are published quarterly, with a 15-day lag, at HTTP://WWW.THEARBFUND.COM. Additional information about the Fund's Portfolio Holdings and Disclosure Policy is included within the Fund's Statement of Additional Information.

THE ADVISER
--------------------------------------------------------------------------------

Water Island Capital, LLC ("the Adviser"), 41 Madison Avenue, 28th Floor, New York, New York 10010, a registered investment adviser, is the Fund's investment adviser. Subject to the authority of the Fund's Board of Trustees, the Adviser is responsible for the overall management of the Fund's business affairs. The fee the Adviser charges the Fund is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing a portfolio of merger arbitrage investments. For the first four months of the fiscal year ended May 31, 2008, the Fund paid the Adviser an annual advisory fee equal to 1.50% of the Fund's average daily net assets. Effective October 1, 2007, the Fund pays an annual fee that varies based on the amount of the Fund's net assets. The Fund will pay an annual fee of 1.25% on the first $250 million of its average daily net assets, 1.20% on the next $50 million of its average daily net assets, 1.15% on the next $50 million of its average daily net assets, 1.10% on the next $75 million of its average daily net assets, 1.05% on the next $75 million of its average daily net assets and 1.00% on its average daily net assets in excess of $500 million.

The Adviser has entered into an Expense Waiver and Reimbursement Agreement, which requires the Adviser to either waive fees due to it or subsidize various operating expenses of the Fund so that the total annual operating expenses of the Fund, exclusive of interest, taxes, dividends on short positions, acquired fund fees and expenses, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, do not exceed the annual rate of 1.88% of the Fund's average daily net assets allocable to Class R Shares and 1.63% of the Fund's average daily net assets allocable to Class I shares. The Agreement expires on August 31, 2012. The Agreement permits the Adviser to recapture any fee waivers it makes after October 1, 2007, but only if the amounts can be recaptured within three years and without causing the Fund's total annual operating expenses to exceed the applicable expense cap.

John S. Orrico, CFA, Todd W. Munn and Roger P. Foltynowicz are portfolio managers for the Fund. They are all equally responsible for the day-to-day management of the portfolio of the Fund.

Mr. Orrico serves as President of the Adviser and also serves as the President and a Trustee of the Fund. Prior to organizing the Adviser in January 2000, Mr. Orrico assisted in the management of private trusts and entities employing merger arbitrage strategies. Mr. Orrico received a Bachelors degree from Georgetown University in 1982 -- with a double major in Finance and International Management. He became a Chartered Financial Analyst in 1988.

Prior to becoming a portfolio manager of the Fund, Mr. Munn was a senior equity analyst for the Fund. Mr. Munn received a Master of Business Administration degree from Fordham Graduate School of Business in 2003 and a Bachelors degree from Gettysburg College in 1993 -- with a double major in Finance and Accounting.

Prior to becoming a portfolio manager of the Fund, Mr. Foltynowicz was a senior equity analyst for the Fund. Mr. Foltynowicz received a Master of Science degree from Pace University in 2006 -- with a major in Investment Management -- and a Bachelors degree from Presbyterian College in 1999 -- with a major in Business Administration.

The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

DISTRIBUTOR

SEI Investments Distribution Co. serves as principal underwriter for the Fund and as such, is the exclusive agent for the distribution of shares of the Fund.

DISTRIBUTION PLAN

The Fund has adopted a Rule 12b-1 plan for Class R shares, which allows the Fund to pay distribution fees for the sale and distribution of Class R shares. The maximum level of distribution expenses is 0.25% per year of the Fund's average daily net assets allocable to Class R shares. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in Class R shares and may cost you more than paying other types of sales charges.

NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value per share of each Class of shares of the Fund will be determined on each day the New York Stock Exchange ("NYSE") is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day (normally 4:00 p.m., Eastern time).

The Fund generally values portfolio securities at market value. If market quotations are not available or reliable, the Fund will value securities at their fair value as determined in good faith under the supervision of the Board of Trustees. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

The Fund offers two classes of shares, Class R and Class I. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums (the minimum investment amounts are subject to waiver, as discussed below). Class R shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund's average daily net assets allocable to Class R shares, whereas Class I shares are not subject to any 12b-1 fees.

Class I shares are available only to shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement (subject to waiver, as discussed below) with respect to Class I shares.

If you qualify as a purchaser of Class I shares, but your account is invested in Class R shares, you may convert your Class R shares to Class I shares based on the relative net asset values of the two Classes on the conversion date.

The Fund is a no-load Fund. This means that shares (Class R and Class I) may be purchased without the imposition of any sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the net asset value next calculated after receipt of the purchase request in good order. The Fund mails you confirmations of all purchases or redemptions of Fund shares.

MINIMUM INVESTMENT AMOUNTS

CLASS R SHARES* -- The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments.

CLASS I SHARES* -- The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments.

* The Fund has granted the authority to the Adviser, in its sole discretion, to waive the initial investment minimums for both the Class R and Class I shares. The Adviser, though granted sole discretion by the Fund, has committed to consult the Fund's Chief Compliance Officer prior to authorizing any such waivers.

      Additionally, there will be no investment minimums for either share class for both omnibus and non-omnibus accounts held by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) employee benefit plans, like 401(k) retirement plans;
      (2) fee-based advisory or "wrap" programs; (3) mutual fund supermarkets or platforms such as those maintained by Schwab, Fidelity, TD Ameritrade or other broker-dealers; (4) consulting firms; and (5) trust companies.

--------------------------------------------------------------------------------

GOOD ORDER:

When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

o     the dollar amount of shares to be purchased

o     the name(s) on the account and the account number

o     check payable to THE ARBITRAGE FUND

--------------------------------------------------------------------------------


Shares of the Fund are offered on a continuous basis. The Fund reserves the right, in its sole discretion, to reject any application to purchase shares. Purchase orders will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check, together with the name(s) on the account and the account number, to the address below. You should make all checks payable to "The Arbitrage Fund." The Fund does not accept cash, credit cards, money orders, travelers checks, third party checks, or bearer forms securities of any kind.


NOTE: You will be charged a $25.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned for insufficient funds.

WHEN ORDERS ARE PROCESSED

All shares will be purchased at the net asset value per share next determined after the Fund receives your purchase request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

PURCHASE BY MAIL

You may purchase shares of the Fund by sending your request to the Transfer Agent at one of the following addresses:

      REGULAR MAIL                 EXPRESS/OVERNIGHT MAIL
      The Arbitrage Fund           The Arbitrage Fund
      c/o DST Systems, Inc.        c/o DST Systems, Inc.
      P.O. Box 219842              430 W. 7th St.
      Kansas City, MO 64121-9842   Kansas City, MO 64105

PURCHASE THROUGH BROKERS

You may use your broker, dealer, financial institution or other servicing agent to purchase shares of the Fund if the servicing agent has an agreement with the Fund's distributor. Please note that such agents may charge additional fees for their services. Depending on your servicing agent's arrangements with the Fund, you may qualify to purchase Class I shares, which are subject to lower ongoing expenses. Please see "Choosing a Share Class" above for more information or contact your servicing agent. You should also note that your servicing agent may become a record shareholder of the Fund requiring all purchase and redemption requests to be sent through your servicing agent. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Certain servicing agents may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. The Adviser or the Fund may pay fees to these servicing agents for their services. They may also compensate servicing agents in connection with the sale of Fund shares. These payments may create an incentive for the servicing agents to recommend that you purchase Fund shares.

PURCHASE BY WIRE

If you wish to wire money to invest in the Fund, please call the Fund at 1-800-295-4485 to notify the Fund that a wire transfer is coming. You may use the following instructions:

      The Arbitrage Fund
      United Missouri Bank
      ABA #: 101000695
      Account #: 9871417816
      For further credit to: Name/Fund #/Account #

AUTOMATIC INVESTMENT PLAN

You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $2,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-800-295-4485 for more information about the Fund's Automatic Investment Plan.

RETIREMENT PLANS

You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-800-295-4485 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

The Fund does not accept cash, credit card checks, money orders, travelers checks, third party checks, or bearer forms securities of any kind.

REDEMPTIONS
--------------------------------------------------------------------------------
WRITTEN REDEMPTION REQUESTS

You will be entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

      REGULAR MAIL                 EXPRESS/OVERNIGHT MAIL
      The Arbitrage Fund           The Arbitrage Fund
      c/o DST Systems, Inc.        c/o DST Systems, Inc.
      P.O. Box 219842              430 W. 7th St.
      Kansas City, MO 64121-9842   Kansas City, MO 64105

REDEEMING BY TELEPHONE

You may redeem shares having a value of $25,000 or less by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-295-4485. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to you unless you have instructed the Fund to remove this privilege from your account.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

WIRE REDEMPTIONS

If you request your redemption proceeds to be sent by wire transfer, you will be required to pay a $15 wire transfer fee to cover costs associated with the transfer. In addition, your bank may impose a charge for receiving wires.

REDEMPTION FEE

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of shares within 90 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee will not be assessed on the redemption of shares held through qualified retirement plans. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70 1/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. Redemptions resulting from recharacterizations and/or excess contributions from an IRA account also may be waived. The Fund may require documentation in connection with these waivers.

In addition to the circumstances noted in the preceding paragraph, the Fund has granted authority to the Adviser to waive the redemption fee at its sole discretion where the Adviser believes such waiver is in the best interests of the Fund. The Adviser, though granted sole discretion by the Fund, has committed to consult the Fund's Chief Compliance Officer prior to authorizing any such waivers.

SYSTEMATIC WITHDRAWAL PLAN

If an account has a current value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500 or more. If you wish to open a Systematic Withdrawal Plan, please contact the Fund at 1-800-295-4485.

WHEN REDEMPTIONS ARE SENT

Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 15 days).

GOOD ORDER

Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

o The request should indicate the number of shares or dollar amount to be redeemed;

o The request must identify the name(s) on your account and your account number;

o The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

o If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $25,000, the signature(s) on the request must be guaranteed by an eligible signature guarantor.

WHEN YOU NEED SIGNATURE GUARANTEES

If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with a medallion signature guarantee. A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.

In addition, a signature guarantee is required if:

o you request a redemption to be made payable to a person not on record with the Fund;

o you request that a redemption be mailed to an address other than that on record with the Fund; when establishing or modifying certain services on an account; or

o the shares to be redeemed over any 30-day period have a value of greater than $25,000.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Fund to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

RETIREMENT PLANS

If you are redeeming shares from an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

REDEEMING THROUGH BROKERS

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

LOW BALANCES

If at any time your account balance falls below $1,000 for Class R shares or $50,000 for Class I shares, the Fund may notify you that, unless the account is brought up to at least that amount, your account could be closed. The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record on your account. In addition, with respect to Class I shares, the Fund may convert your Class I shares into Class R shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I shares.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Fund's Board of Trustees discourages frequent purchases and redemptions of Fund shares by:

      1) Reserving the right to reject any purchase order for any reason or no reason, including purchase requests from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares; and

      2) Imposing a 2% redemption fee on redemptions that occur within 90 days of the share purchase.

The redemption fee applies to all investors, including those investors that invest in omnibus accounts at intermediaries such as investment advisers, broker-dealers and third party administrators. The Fund relies on intermediaries to determine when a redemption occurs within 90 days of a purchase. The right to reject an order applies to any order, including an order placed from an omnibus account. Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

TAX STATUS, DIVIDENDS
AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund intends to qualify as a regulated investment company for federal income tax purposes and, as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains in December. Distributions will be reinvested in shares of the Fund unless you elect to receive cash. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

The Fund requires you to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 28% of any distribution and redemption proceeds. The Fund reserves the right to reject your purchase order if you have not provided a certified social security or taxpayer identification number.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years for Class R Shares and since inception for Class I Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS R SHARES

                                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                MAY 31, 2008      MAY 31, 2007     MAY 31, 2006     MAY 31, 2005     MAY 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year            $      12.91      $      12.73     $      11.88     $      12.52     $      12.20
                                                ------------      ------------     ------------     ------------     ------------
Income (loss) from investment operations:
   Net investment income (loss)                        (0.03)(d)          0.03(d)         (0.10)           (0.19)           (0.19)
   Net realized and unrealized gains
      on investments and foreign currencies             0.78(d)           0.67(d)          0.95             0.07             1.01
                                                ------------      ------------     ------------     ------------     ------------
Total from investment operations                        0.75              0.70             0.85            (0.12)            0.82
                                                ------------      ------------     ------------     ------------     ------------

Less distributions:
   From net realized gains                             (0.87)            (0.52)              --            (0.52)           (0.50)
                                                ------------      ------------     ------------     ------------     ------------
Proceeds from redemption fees collected                 0.00(a)           0.00(a)          0.00(a)          0.00(a)          0.00(a)
                                                ------------      ------------     ------------     ------------     ------------
Net asset value at end of year                  $      12.79      $      12.91     $      12.73     $      11.88     $      12.52
                                                ============      ============     ============     ============     ============
Total return(b)                                         5.97%             5.64%            7.15%           (1.07%)           6.66%
                                                ============      ============     ============     ============     ============
Net assets at end of year (000's)               $    112,092      $     75,207     $     87,643     $    134,035     $    239,494
                                                ============      ============     ============     ============     ============
Ratio of gross expenses to average net assets           2.44%             2.38%            2.41%            2.36%            2.46%
Ratio of gross expenses to average
   net assets excluding dividend expense(c)             1.96%             2.12%            2.12%            2.06%            2.01%
Ratio of net expenses to average
   net assets excluding dividend expense(c)             1.90%             1.95%            1.95%            1.95%            1.95%
Ratio of net investment income (loss) to
   average net assets:
      Before advisory fees waived and
         expenses reimbursed                           (0.31%)            0.06%           (0.44%)          (1.27%)          (1.76%)
      After advisory fees waived and
         expenses reimbursed                           (0.25%)            0.23%           (0.28%)          (1.16%)          (1.69%)
Portfolio turnover rate                                  712%              383%             394%             387%             251%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distribution are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Dividend expense totaled 0.48%, 0.26%, 0.29%, 0.30% and 0.45% of average net assets for the years ended May 31, 2008, 20 07, 2006, 2005 and 2004, respectively.

(d)   Per share amounts were calculated using average shares for the period.

Amounts designated as "--" are either $0 or have been rounded to $0.

CLASS I SHARES

                                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------
                                            YEAR ENDED         YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                           MAY 31, 2008       MAY 31, 2007    MAY 31, 2006    MAY 31, 2005    MAY 31, 2004(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period     $      13.03       $      12.81    $      11.93    $      12.54    $         12.86
                                           ------------       ------------    ------------    ------------    ---------------
Income (loss) from investment operations:
   Net investment income (loss)                    0.01(e)(i)         0.06(e)        (0.10)          (0.15)             (0.07)
   Net realized and unrealized gains on
      investments and foreign currencies           0.78(e)            0.68(e)         0.98            0.06               0.25
                                           ------------       ------------    ------------    ------------    ---------------
Total from investment operations                   0.79               0.74            0.88           (0.09)              0.18
                                           ------------       ------------    ------------    ------------    ---------------
Less distributions:
   From net realized gains                        (0.87)             (0.52)             --           (0.52)             (0.50)
                                           ------------       ------------    ------------    ------------    ---------------
Proceeds from redemption fees collected            0.00(b)            0.00(b)         0.00(b)         0.00(b)            0.00(b)
                                           ------------       ------------    ------------    ------------    ---------------
Net asset value at end of period           $      12.95       $      13.03    $      12.81    $      11.93    $         12.54
                                           ============       ============    ============    ============    ===============
Total return(c)                                    6.23%              5.92%           7.38%          (0.82%)             1.35%(f)
                                           ============       ============    ============    ============    ===============
Net assets at end of period (000's)        $     81,832       $     91,935    $     88,011    $     94,417    $       169,330
                                           ============       ============    ============    ============    ===============
Ratio of gross expenses to average net
   assets                                          2.20%              2.13%           2.16%           2.14%              2.27%(g)
Ratio of gross expenses to average net
   assets excluding dividend expense(d)            1.72%              1.87%           1.87%           1.84%              1.82%(g)
Ratio of net expenses to average net
   assets excluding dividend expense(d)            1.65%              1.70%           1.70%           1.70%              1.70%(g)
Ratio of net investment income (loss) to
   average net assets:
   Before advisory fees waived and
      expenses reimbursed                          0.04%              0.28%          (0.29%)         (1.05%)            (1.56%)(g)
   After advisory fees waived and
      expenses reimbursed                          0.11%              0.46%          (0.12%)         (0.91%)            (1.44%)(g)
Portfolio turnover rate                             712%               383%            394%            387%               251%(h)

(a) Represents the period from the commencement of operations (October 17, 2003) through May 31, 2004.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Dividend expense totaled 0.48%, 0.26%, 0.29%, 0.30% and 0.45%(e) of average net assets for the periods ended May 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(e)   Per share amounts were calculated using average shares for the period.

(f)   Not annualized.

(g)   Annualized.

(h) Represents the portfolio turnover rate for the Fund as a whole for the year ended May 31, 2004.

(i) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

--------------------------------------------------------------------------------

PRIVACY POLICY

COMMITMENT TO CONSUMER PRIVACY
------------------------------

The Arbitrage Fund is committed to handling consumer information responsibly. We recognize and respect the privacy expectations of each of our customers. We believe the confidentiality and protection of consumer information is one of our fundamental responsibilities.

COLLECTION AND DISCLOSURE OF SHAREHOLDER INFORMATION
----------------------------------------------------

Consumer information collected by, or on behalf of the Arbitrage Fund generally comes from the following sources:

o Account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Arbitrage Fund;

o     Transaction history of a shareholder's account; or

o     Third parties.

We may disclose consumer information to third parties who are not affiliated with the Arbitrage Fund:

o as permitted by law, for example with service providers who maintain or service customer accounts for the Arbitrage Fund or to a shareholder's broker/dealer, or

o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION
--------------------------------

We require service providers to the Arbitrage Fund:

o to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Arbitrage Fund; and

o to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Arbitrage Fund.

                           NOT PART OF THE PROSPECTUS.

--------------------------------------------------------------------------------

                            [THE ARBITRAGE FUND LOGO]

                         A SERIES OF THE ARBITRAGE FUNDS

                            ADVISER  WATER ISLAND CAPITAL, LLC
                                     41 Madison Avenue, 28th Floor
                                     New York, NY 10010

                        DISTRIBUTOR  SEI INVESTMENTS DISTRIBUTION CO.
                                     1 Freedom Valley Drive
                                     Oaks, PA 19456

                     TRANSFER AGENT  DST SYSTEMS, INC.
                                     P.O. Box 219842
                                     Kansas City, MO 64121-9842

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make shareholder inquires about the Fund, please call 1-800-295-4485. You may also write to:

                               THE ARBITRAGE FUNDS
                              c/o DST Systems, Inc.
                                 P.O. Box 219842
                           Kansas City, MO 64121-9842

As indicated above, the SAI and the annual and semiannual reports are available upon telephonic or written request. They are also available on the Fund's website, at HTTP://WWW.THEARBFUND.COM, and on the SEC's Internet site, as discussed below.

You may review and obtain copies of Fund information, including the SAI, at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at HTTP://WWW.SEC.GOV. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

                     Investment Company Act File # 811-09815

                                                                     ARB (10/08)